                               EXHIBIT 10.32.1

                FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of August 7, 1997 (this "AMENDMENT"), by and between Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "PARENT"), the other Borrowers identified on the signature pages hereto (collectively, the "BORROWERS"), the financial institutions listed on the signature pages hereto (the "BANKS"), and Texas Commerce Bank National Association, a national banking association, in its capacity as Agent (the "AGENT") and in its individual capacity as a Bank hereunder ("TCB"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that certain Revolving Credit Agreement dated as of June 26, 1997 by and among the Borrowers, the Banks and the Agent (as amended, the "CREDIT AGREEMENT").

         SECTION 2.     AMENDMENTS TO THE CREDIT AGREEMENT.  Subject to
Section 5 hereof, the Credit Agreement is hereby amended as follows:

         (a) Section 9.6 is hereby amended by inserting the following sentence at the end thereof:

                   "Upon the occurrence and during the continuance of
              a Default or Event of Default, any expenses incurred by the Agent or any Bank pursuant to this Section 9.6 shall be for the account of the Borrowers."

         (b) Section 13.3 is hereby amended by inserting the following sentence after the first sentence thereof:

                   "Upon the occurrence and during the continuance of
              a Default or Event of Default, the Borrowers shall also reimburse the Banks for any such type of fees and expenses incurred by any Bank."

         (c) "Exhibit A" to the Credit Agreement is hereby amended by including therein in proper alphabetical order the following definition:

                   "FRANCHISE AGREEMENTS" shall mean the dealer sales
              and service agreement(s) entered into by and between the manufacturer(s) and the Borrower(s), as amended from time to time.

         (d) "Exhibit E" to the Credit Agreement is hereby amended in its entirety to provide as set forth on "Exhibit E" attached hereto.

         (e) "Exhibit F" to the Credit Agreement is hereby amended in its entirety to provide as set forth on "Exhibit F" attached hereto.

         SECTION 4.     COMMITMENTS.

         (a) Subject to Section 5 hereof, from the date hereof the financial institutions listed on the signature pages hereto are the "Banks" with the respective Commitments listed opposite their signatures.

         (b) All notices in connection with the Credit Agreement shall be given in accordance with SECTION 13.4 of the Credit Agreement. The address of the Banks for notices hereunder and thereunder, together with payment instructions for amounts to be paid by the Agent to each Bank under the Credit Agreement, shall be initially as set forth on the signature pages hereof.

         (c) Commitment Fees accrued to the date hereof are for the account of TCB and such fees accruing from and including the date hereof are for the account of the Banks, based upon their Pro Rata Percentage of the aggregate Commitment.

         (d) All payments of principal of and accrued interest on the Loans and fees are to be made by the Borrowers to the Agent; the Agent shall divide such payments among the Banks as their interests may appear, with all interest accruing on the Loans and fees of the Assignor prior to the date hereof to belong to TCB. Each Bank hereby agrees that if it receives any amount from the Borrowers under the Loan Documents which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of August 7, 1997 upon the satisfaction of the following conditions precedent:

         (a) the Agent shall receive original execution copies of this Amendment, executed and delivered by the parties hereto;

         (b)  the Borrowers shall have executed and delivered to each Bank a
              Note in the respective amount of such Bank's Commitment;

         (c) each Bank (other than TCB) shall deliver to TCB, in immediately available funds, such Bank's Pro Rata Percentage of the Commitment of the outstanding principal balance of the Loans; and

         (d) to the extent set forth in SECTION 13.11(c) of the Credit Agreement, this Amendment is conditioned upon the payment of the assignment fees to the Agent.

         SECTION 6. RATIFICATION OF LOAN DOCUMENTS. The Credit Agreement, as amended hereby, and each other Loan Document is hereby ratified and confirmed to be in full force and effect. Each reference in a Loan Document to the "Credit Agreement" shall be deemed a reference to the Credit Agreement as amended hereby.

         SECTION 7. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the Loan Documents, or (b) prejudice any right or rights which the Agent and the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between the Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

         SECTION 8. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrowers hereby represent and warrant that on and as of the date hereof, and after giving effect hereto: (i) the representations and warranties of the Borrowers made in Section 7 of the Credit Agreement (other than those representations and warranties limited by their terms to a specific date) shall be true and correct; and (ii) no Default or Event of Default shall have occurred and be continuing.

         SECTION 9. PAYMENT OF EXPENSES. The Borrowers jointly and severally agree, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and the Banks harmless from and against liability for the payment of all reasonable out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, waiver and enforcement of, or the preservation of any rights under this Amendment. The provisions of this Section 9 shall survive the termination of the Credit Agreement and the repayment of the Loans.

         SECTION 10. CHOICE OF LAW. The Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America. This Amendment is a Loan Document.

         SECTION 11. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 12. ENTIRE AGREEMENT. The Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

         SECTION 13. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by parties hereto on separate counterparts, each counterpart, when so executed and delivered, constitute an original instrument, and all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and authorized by their respective officers as of August 7, 1997.

                              CROSS-CONTINENT AUTO
                                RETAILERS, INC.


                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

                              QUALITY NISSAN, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

                              MIDWAY CHEVROLET, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

                              PLAINS CHEVROLET, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

                              WESTGATE CHEVROLET, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

                              WORKING MAN'S CREDIT PLAN, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer



                              ALLIED 2000 COLLISION CENTER, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer



                              CROSS-COUNTRY DODGE, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

                              C-CAR AUTO WHOLESALERS, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer



                              DOUGLAS TOYOTA, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer



                              TOYOTA WEST SALES & SERVICE, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer



                              SAHARA IMPORTS, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer



                              SAHARA NISSAN, INC.



                              By:
                                  --------------------------------------------
                              Name:  James F. Purser
                              Title:  Chief Financial Officer

COMMITMENT:                   TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION, as a
$22,500,000                     Bank and as Agent



                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


$7,500,000.00                 AMARILLO NATIONAL BANK



                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                              Address:

                              4th and Taylor
                              Amarillo, Texas 79101
                              Attention: Gregg Jordan
                              Telefax: (806) 378-8234

                              Send payments to:

                              Amarillo National Bank
                              ABA#: 111 300 958
                              For Credit To: Commercial Loan # 7000015181
                              Attention: Gregg Jordan
                              Reference: Cross-Continent Auto Retailers, Inc.

$5,000,000.00                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              HOUSTON AGENCY


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                              Address:

                              1100 Louisiana Street, Suite 2800
                              Houston, TX 77002
                              Attention:  Mike Innes
                              Telefax: (713) 658-0116

                              Send payments to:

                              The Bank of Tokyo-Mitsubishi, Ltd.,
                              New York Branch
                              via CHIPS ABA# 0963
                              BTM Houston CHIPS UID# 251015
                              via FED ABA# 026009632
                              For Credit To: The Bank of Tokyo-Mitsubishi,
                              Ltd., Houston Agency A/C # 30001710.

$5,000,000.00                 U.S. BANK


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                              Address:

                              10800 NE 8th, Suite 900
                              Bellevue, WA 98004
                              Attention: Linda Whitcomb
                              Telefax: (425) 450-5733

                              Send payments to:

                              U.S. Bank
                              ABA#: 5418-0010 Acct. # 4183 1111079
                              For Credit To:  Cross-Continent Auto
                                Retailers, Inc.
                              Attention: Linda Whitcomb (425) 450-5814

                                   EXHIBIT "E"

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT


         This Assignment and Acceptance Agreement (this "Agreement") dated as of ___________, 199___, among _________________ (the "Assignor");
______________________ (the "Assignee"); and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent under the Revolving Credit Agreement (herein referred to as the "Agent");

                             W I T N E S S E T H:

         WHEREAS, the Agent, the financial institutions then or thereafter party thereto (collectively, the "Banks") and the Borrowers have executed and delivered that certain Revolving Credit Agreement (as amended, modified, supplemented and restated, the "Credit Agreement") dated as of June 26, 1997;

         WHEREAS, the Assignor has agreed to make Loans to the Borrowers and participate in Letters of Credit issued for the account of the Borrowers in accordance with the terms of the Credit Agreement, with the maximum aggregate amount of such Loans and Letter of Credit participations made by Assignor outstanding not to exceed the Assignor's Pro Rata Percentage of the Commitment; and

         WHEREAS, the Assignor proposes to sell and assign to the Assignee, and the Assignee proposes to buy and accept from the Assignor, an interest (the "Assigned Interest") in all rights and obligations of the Assignor under the Loan Documents with the effect that, effective upon such sale and assignment, the Assignee will have a Commitment of $________________, and a Pro Rata Percentage of the Commitment of __________%;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Any term defined in the Credit Agreement and used in this Agreement shall have the meaning ascribed to it in the Credit Agreement.

         SECTION 2. ASSIGNMENTS. The Assignor hereby assigns and sells, without recourse or warranty except as specifically set forth herein, to the Assignee the Assigned Interest in all rights and obligations of the Assignor under the Loan Documents. The Assignee hereby purchases and accepts from the Assignor all of such rights and obligations of the Assignor, including the corresponding portion of the principal amount of the Loans and the principal amount of Letter of Credit participations made by the Assignor outstanding on the date hereof. As of the date hereof, and after giving effect to the sale and assignment of the Assigned Interest to the Assignee, the Assignee's outstanding principal balance of such Loans and Letter of Credit participations is

$__________. Subject to the execution and delivery hereof by the Assignor, the Assignee, and the Agent, on the date hereof (a) the Assignee shall succeed to the rights and be obligated to perform the obligations of a Bank under the Loan Documents with a Pro Rata Percentage of the Commitment of ____________%, and shall be considered a Bank for all purposes; (b) the Assignee shall deliver to the Assignor, in immediately available funds, the Assignee's Pro Rata Percentage of the Commitment of the outstanding principal balance of the Loans, and (c) the Pro Rata Percentage of the Commitment of the Assignor as of the date hereof shall be reduced by the Pro Rata Percentage of the Commitment acquired by the Assignee and the Assignor shall be released from its obligations under the Loan Documents which have been so assigned to and accepted by the Assignor.

         SECTION 3. PAYMENTS. Commitment Fees and Letter of Credit Fees accrued to the date hereof with respect to the Assignor's Pro Rata Percentage of the Commitments pursuant to SECTIONS 5.1 AND 5.3 of the Credit Agreement are for the account of the Assignor and such fees accruing from and including the date hereof with respect to the Assigned Interest are for the account of the Assignee. All payments of principal of and accrued interest on the Loans are to be made by the Borrowers to the Agent; the Agent shall divide such payments among the Banks as their interests may appear, with all interest accruing on the Loans of the Assignor prior to the date hereof to belong to the Assignor. Each of the Assignor and the Assignee hereby agrees that if it receives any amount from the Borrowers under the Loan Documents which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party. The rights of the Assignor and the Assignee under this Section 3 are in addition to other rights and remedies which the Assignor, the Assignee or any other Bank may have.

         SECTION 4. CONSENT OF THE AGENT; PROCEDURE. To the extent set forth in SECTION 13.11(c) of the Credit Agreement, this Agreement is conditioned upon the consent of the Agent and the Parent and the payment of an assignment fee to the Agent. The execution of this Agreement by the Agent and the Parent is evidence of this consent and payment of the assignment fee. Pursuant to SECTION 13.11(f) of the Credit Agreement, the Assignor agrees to deliver its current Notes to the Parent, marked "Replaced" or its equivalent for the purposes therein provided.

         SECTION 5. THE ASSIGNOR. The Assignor (a) represents and warrants to the Assignee that it is the legal and beneficial owner of the interest being assigned by the Assignor to the Assignee hereunder and (b) makes no representation or warranty and assumes no responsibility with respect to (1) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document and (2) the financial condition of the Borrowers or the performance or observance by any Borrower of any of its obligations under any Loan Document.

         SECTION 6. THE ASSIGNEE. The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) appoints and authorizes the Agent to take such action as agent on behalf of the Assignee and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

         SECTION 7. NOTICES AND PAYMENT INSTRUCTIONS. All notices in connection herewith shall be given in accordance with SECTION 13.4 of the Credit Agreement. The address of the Assignee for notices hereunder and thereunder, together with payment instructions for amounts to be paid to the Assignee under the Credit Agreement, shall be initially as set forth on the signature pages hereof.

         SECTION 8. MISCELLANEOUS. This Agreement (a) shall be binding upon and inure to the benefit of the Assignor, the Assignee, all of the Banks (whether now or hereafter party to the Credit Agreement), and the Agent, and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by each of the parties hereto;
(c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter, and (f) is a Loan Document. The headings herein shall be accorded no significance in interpreting this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                       ASSIGNOR:



                                       [                     ]
                                        ---------------------




                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                       ASSIGNEE:



                                       [                     ]
                                        ---------------------




                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------



                                       Address:

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------


                                       Attention:
                                                  -----------------------------
                                       Telefax:
                                                -------------------------------



                                       Send payments to:


                                       ----------------------------------------

                                       ----------------------------------------

                                       ABA#
                                            -----------------------------------
                                       For Credit To:
                                                      -------------------------
                                       Attention:
                                                  -----------------------------
                                       Reference:
                                                  -----------------------------

                                       FOR PURPOSES OF SECTION 4 ONLY:



                                       TEXAS COMMERCE BANK
                                         NATIONAL ASSOCIATION, as Agent


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------




                                       CROSS-CONTINENT AUTO RETAILERS, INC.


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                   EXHIBIT "F"

                             LETTER OF CREDIT REQUEST

                              _______________, 19__


Texas Commerce Bank National Association, as Agent
712 Main
Houston, Texas 77002

Attention: _______________

Gentlemen:

         Reference is made to that certain Revolving Credit Agreement dated as of June 26, 1997 (as amended, the "Credit Agreement") executed by and among Texas Commerce Bank National Association, individually and as Agent, the other banks or financial institutions which are or may become a party thereto in accordance with the terms thereof (collectively, the "Banks"), and the Borrowers. Capitalized terms which are used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

         The Parent (on behalf of the Borrowers) hereby requests the issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such Letter of Credit ("Proposed Letter of Credit") as required by Section 2.4 of the Credit Agreement. As more fully set forth in the Application for Irrevocable Stand-by Letter of Credit attached hereto as EXHIBIT I, the Proposed Letter of Credit must be issued:

         (a)  on or before _______________, 19__(1);

         (b)  for the benefit of __________________;

         (c)  in the amount of $_____________(2);

         (d)  having an expiry date of __________, 19__(3); and which is

-----------------
(1) Which must be not later than 30 days prior to the scheduled Maturity Date and not less than five (5) Business Days after notice is given to the Agent.;

(2) Which must not be less than $50,000.;

(3) Which shall not be a date later than 12 months from the issuance date.

         (e) subject to the conditions set forth in the Application attached hereto.

                                      OR

         The Parent hereby refers to Letter of Credit Number _____ (the "Expiring Letter of Credit") which has an existing expiry date of __________. The Parent (on behalf of the Borrowers) hereby requests that [the expiry date of the Expiring Letter of Credit be extended to __________3]. [The Banks permit the expiry date of the Expiring Letter of Credit to be extended to _____________3].

         The Parent hereby certifies that after giving effect to the [issuance of the Proposed Letter of Credit] or [the extension of the Expiring Letter of Credit]:

         (a) the Stated Amount of such Letter of Credit shall not be greater than an amount which when added to the Letter of Credit Outstandings at such time and the aggregate principal amount of all Loans then outstanding (after giving effect to the principal amount of all Loans repaid and all Unpaid Drawings reimbursed prior to or concurrently with the issuance of such Letter of Credit) would exceed the Commitments of all the Banks (after giving effect to any reductions to the Commitments of all the Banks on such date); and

         (b) the Stated Amount of such Letter of Credit shall not be greater than an amount which when added to the Letter of Credit Outstandings at such time (after giving effect to all Unpaid Drawings reimbursed prior to or concurrently with the issuance of such Letter of Credit), would exceed the Letter of Credit Limit.

         The Parent hereby further certifies that:

         (a) on the date hereof all applicable conditions to the [issuance of the Proposed Letter of Credit] [extension of the Expiring Letter of Credit] set forth in the Credit Agreement have been satisfied and that the [Proposed Letter of Credit] [the Expiring Letter of Credit as extended] complies with the terms of the Credit Agreement;

         (b) as of the date hereof and as a result of the [issuance of the Proposed Letter of Credit] [the extension of the Expiring Letter of Credit], there does not and will not exist any Default or Event of Default;

         (c) the representations and warranties of the Borrowers contained in the Loan Documents (other than those representations and warranties limited by their terms to a specific date) are true and correct in all material respects as of the date hereof and shall be true and correct upon the [issuance of the Proposed Letter of Credit] [the extension of the Expiring Letter of Credit], with the same force and effect as though made on and as of the date hereof and thereof; and

         (d) no event has occurred since the date of the most recent financial statements provided to the Agent dated as of __________, 199_ that has caused a Material Adverse Effect.

         Upon the [issuance of the Proposed Letter of Credit]
[extension of the Expiring Letter of Credit], the Parent will be deemed to have recertified the foregoing on such issuance date or extension date, as the case may be.

         EXECUTED AND DELIVERED this _____ day of __________, 199_.

                                  CROSS-CONTINENT AUTO RETAILERS, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------